Property, Plant and Equipment	12 Months Ended
Dec. 31, 2024
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, Plant and Equipment

	Exploration and Production			Oil Sands Mining and Upgrading	Midstream and Refining	Head Office	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2022	$81,075	$8,258	$4,332	$47,732	$474	$536	$142,407
Additions/Acquisitions	2,951	558	187	2,088	10	30	5,824
Transfers from exploration and evaluation assets	38	—	—	25	—	—	63
Derecognitions (1)	(581)	—	—	(470)	—	—	(1,051)
Foreign exchange adjustments and other	—	(210)	(110)	—	—	—	(320)
At December 31, 2023	83,483	8,606	4,409	49,375	484	566	146,923
Additions	3,440	352	205	2,103	11	41	6,152
Acquisition of Chevron's assets	2,585	—	—	6,316	—	—	8,901
Transfers from exploration and evaluation assets	45	—	—	7	—	—	52
Derecognitions (1)	(589)	(18)	—	(456)	—	—	(1,063)
Foreign exchange adjustments and other	—	791	409	—	—	—	1,200
At December 31, 2024	$88,964	$9,731	$5,023	$57,345	$495	$607	$162,165

Accumulated depletion and depreciation
At December 31, 2022	$55,835	$8,106	$3,277	$9,712	$198	$420	$77,548
Expense	3,592	40	177	1,856	15	24	5,704
Derecognitions (1)	(581)	—	—	(470)	—	—	(1,051)
Recoverability charge (2)	—	436	—	—	—	—	436
Foreign exchange adjustments and other	(6)	(200)	(96)	7	—	—	(295)
At December 31, 2023	58,840	8,382	3,358	11,105	213	444	82,342
Expense	3,741	96	192	2,086	16	26	6,157
Derecognitions (1)	(589)	(18)	—	(456)	—	—	(1,063)
Recoverability charge (2)	—	160	—	—	—	—	160
Foreign exchange adjustments and other	18	772	335	30	—	—	1,155
At December 31, 2024	$62,010	$9,392	$3,885	$12,765	$229	$470	$88,751

Net book value
At December 31, 2024	$26,954	$339	$1,138	$44,580	$266	$137	$73,414
At December 31, 2023	$24,643	$224	$1,051	$38,270	$271	$122	$64,581
(1)An asset is derecognized when no future economic benefits are expected to arise from its continued use or disposal.
(2)The Company continues to refine its project scope and cost estimates related to its long-term abandonment activities at the Ninian field in the North Sea. At December 31, 2024, the Company recognized a non-cash charge of $21 million comprised of a recoverability charge recognized in depletion, depreciation and amortization expense of $160 million net of deferred tax recoveries of $139 million (2023 – $113 million comprised of a recoverability charge of $436 million net of deferred tax recoveries of $323 million; 2022 – $651 million comprised of a recoverability charge of $1,620 million net of deferred tax recoveries of $969 million). The Company's estimate of its asset retirement obligation liability, including the Ninian field recoverability charges and associated tax recoveries, is subject to revision in future periods as abandonment efforts progress.
ACQUISITION OF CHEVRON'S ASSETS
In December 2024, the Company completed the acquisition of Chevron's assets for total cash consideration of $9,163 million, subject to final closing adjustments. The acquisition includes a 70% operated working interest in the light crude oil and liquids-rich Duvernay asset play in Alberta and a 20% working interest in AOSP. As a result of the acquisition, the Company now has a 90% direct and indirect working interest in AOSP, which includes the Muskeg River and Jackpine mines, the Scotford Upgrader, and the Quest Carbon Capture and Storage facility ("Quest"). The acquisition also includes various working interests in a number of other non-producing oil sands leases. The Company consolidates its interests in the assets, liabilities, revenue, and expenses of both the AOSP and Duvernay joint operations.
In connection with the acquisition, the Company arranged a fully committed $4,000 million non-revolving term credit facility maturing December 2027 (note 11), and assumed certain product transportation and processing commitments (note 20).
The acquisition has been accounted for as a business combination using the acquisition method of accounting. The allocation of the purchase price was based on management's best estimates of the fair value of the assets and liabilities acquired as at the acquisition date. Key assumptions used in the determination of estimated fair value were future commodity prices, expected production volumes, quantity of reserves, asset retirement obligations, future development and production costs, discount rates, and income taxes. The fair value of working capital approximates its carrying value. The below amounts are estimates, and may be subject to change based on the receipt of new information.
The following provides a summary of the net assets acquired relating to the acquisition:

Property, plant and equipment	$8,901
Exploration and evaluation assets	320
Working capital	115
Asset retirement obligations	(173)
Net assets acquired	$9,163
As a result of the acquisition, revenue increased by approximately $222 million to $35,656 million and net operating income (comprised of revenue less production, and transportation, blending and feedstock expenses) increased by approximately $109 million to $17,579 million for the year ended December 31, 2024. Including the impact of interest expense and depletion, depreciation and amortization, earnings before tax increased by approximately $23 million for the year ended December 31, 2024.
If the acquisition had been completed on January 1, 2024, the Company estimates that pro forma revenue would have increased by approximately $2,700 million and pro forma net operating income would have increased by approximately $1,475 million for the year ended December 31, 2024. Including the impact of interest expense and depletion, depreciation and amortization, the Company estimates earnings before tax would have increased by approximately $570 million for the year ended December 31, 2024. Readers are cautioned that pro forma estimates are not necessarily indicative of the results of operations that would have resulted had the acquisition actually occurred on January 1, 2024, or of future results. Pro forma results are based on historical information and reflect actual production in the period available for the assets as provided to the Company and do not include any synergies that have or may arise subsequent to the acquisition date.
ACQUISITIONS IN 2022
During 2022, the Company acquired a number of crude oil and natural gas properties in the North America Exploration and Production segment for net cash consideration of $513 million and assumed associated asset retirement obligations of $11 million. No net deferred income tax liabilities were recognized and no pre-tax gains were recognized on these transactions. Acquisitions have been accounted for as business combinations using the acquisition method of accounting.
OTHER MATTERS
As at December 31, 2024, the Company determined that there were no indicators of impairment with respect to its property, plant and equipment. Although there were no indicators of impairment, the Company completed its normal course assessment of the recoverability of its property, plant and equipment and exploration and evaluation assets, and determined the carrying amounts of all its cash generating units to be recoverable, except for certain North Sea property, plant and equipment where recoverability charges have been recognized related to ongoing abandonment activities at the Ninian field.
As at December 31, 2024, property, plant and equipment included project costs, not subject to depletion and depreciation, of $272 million in the Oil Sands Mining and Upgrading segment (2023 – $191 million in the Oil Sands Mining and Upgrading segment).